UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 21, 2004
                                                 -----------------



                            FBL Financial Group, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


            Iowa                      1-11917                42-1411715
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


5400 University Avenue, West Des Moines, Iowa                   50266
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (515) 225-5400
                                                   --------------

Item 7.01. Regulation FD Disclosure

On December 21, 2004, FBL Financial Group, Inc. issued a news release providing fourth quarter 2004 and full year 2004 and 2005 earnings guidance. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Exhibit 99.1 News release dated December 21, 2004 providing fourth quarter 2004 and full year 2004 and 2005 earnings guidance.



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
-------------------------
(Registrant)

Date: December 21, 2004
      -----------------

/s/ James W. Noyce
------------------
James W. Noyce
Chief Financial Officer



EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
Exhibit 99.1             News release of the registrant dated December 21, 2004.